                                                     Exhibit 24

                              POWER OF ATTORNEY

                                  ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, of the Corporation to be issued pursuant to the 1995 Directors Stock Purchase and Deferred Compensation Plan, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 28th day of April, 1995.



                                           /s/ David A. Duke
                                         -------------------------------
                                                  David A. Duke
                                                  Director

                              POWER OF ATTORNEY

                                  ARMCO INC.



     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, of the Corporation to be issued pursuant to the 1995 Directors Stock Purchase and Deferred Compensation Plan, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 28th day of April, 1995.



                                           /s/ John C. Haley
                                         -------------------------------
                                                John C. Haley
                                                Chairman of the Board

                              POWER OF ATTORNEY

                                  ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, of the Corporation to be issued pursuant to the 1995 Directors Stock Purchase and Deferred Compensation Plan, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 28th day of April, 1995.



                                           /s/ Paul H. Henson
                                         -------------------------------
                                               Paul H. Henson
                                               Director

                              POWER OF ATTORNEY

                                  ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, of the Corporation to be issued pursuant to the 1995 Directors Stock Purchase and Deferred Compensation Plan, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 28th day of April, 1995.



                                           /s/ Bruce E. Robbins
                                         -------------------------------
                                               Bruce E. Robbins
                                               Director

                              POWER OF ATTORNEY

                                  ARMCO INC.



     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, of the Corporation to be issued pursuant to the 1995 Directors Stock Purchase and Deferred Compensation Plan, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 28th day of April, 1995.



                                           /s/ Burnell R. Roberts
                                         -------------------------------
                                               Burnell R. Roberts
                                               Director

                              POWER OF ATTORNEY

                                  ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, of the Corporation to be issued pursuant to the 1995 Directors Stock Purchase and Deferred Compensation Plan, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 28th day of April, 1995.



                                           /s/ John D. Turner
                                         -------------------------------
                                               John D. Turner
                                               Director